SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549

                               _______________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)  April 25, 2000


                                NISOURCE INC.
   ----------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Its Charter)



          Indiana                 1-9779                   35-1719974
   ----------------------------------------------------------------------
      (State or Other          (Commission               (IRS Employer
      Jurisdiction of          File Number)            Identification No.
       Incorporation)


   801 E. 86TH AVENUE, MERRILLVILLE, INDIANA                     46410
   ----------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)


   Registrant's telephone number, including area code  (219) 853-5200
                                                       ------------------


   ______________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


   Item 5.   Other Events.
             -------------

        On April 25, 2000, the Registrant issued its first quarter 2000 earnings press release. A copy of the earnings press release is attached hereto as Exhibit 99.1.


   Item 7.   Financial Statements, Pro Forma Financial
             Information and Exhibits.
             -----------------------------------------

   The following exhibit is filed herewith:

   99.1      Press Release, dated April 25, 2000.


                                  SIGNATURE
                                  ---------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NISOURCE INC.
                                           (Registrant)



   Dated: April 25, 2000                   By:  /s/ Nina M. Rausch
                                              ---------------------------
                                                Name:   Nina M. Rausch
                                                Title:  Secretary


                                EXHIBIT INDEX
                                -------------


   EXHIBIT NUMBER      DESCRIPTION
   -------------       -----------
        99.1           Press release dated April 25, 2000.